ACQUISITIONS	12 Months Ended
Dec. 31, 2014
ACQUISITIONS [Abstract]
ACQUISITIONS

22. ACQUISITIONS

The Group did not enter into any acquisition during the year ended December 31, 2013 and 2014.

During the year ended December 31, 2012, the Group acquired 16 training centers from a third party contractor. The acquisition of the 16 training centers was recognized as business combination. The transactions were completed as of March 31, 2012.The Group believes the acquisition of the sixteen training centers is an integral piece of the Group's strategy to increase its market share in providing tutoring services in PRC. The purchase price exceeded the fair value of the net tangible and intangible assets acquired from the sixteen training centers and as a result, the Group recorded goodwill in connection with this transaction. The total purchase price of RMB 94,938 was in cash consideration.

The purchase price was allocated based on the fair values of the acquired assets and liabilities as follows:

	RMB	Weighted average amortization period at acquisition date (in years)
Cash and cash equivalents	12,000
Prepaid and other current assets	8,942
Property and equipment	24,777
Intangible assets:
Student population	7,700	5.0
Goodwill	70,580
Total assets acquired	123,999
Deferred revenue	(20,942)
Deferred tax liabilities	(8,119)
Total	94,938

The RMB 7,700 was assigned to amortizable intangible assets that have a useful life of 5 years. Goodwill is not tax deductible for tax purposes. For the purposes of presenting operating segments, the sixteen tutoring centers and the goodwill arising on its acquisition are classified within the Tutoring segment.